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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report


                       Pursuant to Section 13 or 15(D) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                November 19, 1999


                         WESTINGHOUSE AIR BRAKE COMPANY
             (Exact name of registrant as specified in its charter)


        Delaware                        1-13782                 25-1615902
----------------------------    ------------------------  ---------------------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
    of incorporation)                                     Identification Number)


                   1001 Air Brake Avenue, Wilmerding PA 15148
                   ------------------------------------------
                    (Address of principal executive offices)


                                 (412) 825-1000
                                 --------------
                         (Registrant's telephone number)

                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 2.  Acquisition or Disposition of Assets.

         On November 19, 1999, Registrant completed its merger with MotivePower Industries, Inc., a Pennsylvania corporation ("MotivePower"). Registrant's merger with MotivePower was consummated pursuant to an Amended and Restated Agreement and Plan of Merger, dated as of September 26, 1999 as amended as of October 4, 1999, pursuant to which MotivePower was merged with and into Registrant (the "Merger"). Upon consummation of the Merger, approximately 17,896,368 shares of the Registrant's common stock became issuable to the former stockholders of MotivePower, reflecting an exchange ratio of .66 shares of the Registrant's common stock for each issued and outstanding share of MotivePower common stock, together with any right to purchase MotivePower preferred stock under MotivePower's Rights Agreement, dated as of January 19, 1996, as amended, between MotivePower and Chemical Mellon Shareholder Services, L.L.C. In addition, approximately 2,100,384 shares of Registrant's common stock are reserved for issuance upon exercise of options issued in replacement of MotivePower options that were not exercised prior to the consummation of the Merger. The Merger was structured as a tax free reorganization and is intended to be accounted for as a pooling of interests.

Item 7.  Financial Statements and Exhibits.

         (a) The financial statements of MotivePower will be filed by amendment not later than sixty days after the date the initial report on Form 8-K must be filed.

         (b) The pro forma financial information of the combined company will be filed by amendment not later than sixty days after the date the initial report on Form 8-K must be filed.

         (c)  Exhibits.

              2.1 Amendment and Restated Agreement and Plan of Merger, dated as of September 26, 1999, as amended, by and among Registrant and MotivePower (incorporated by reference to Annex A to the Joint Proxy Statement/Prospectus forming a part of Amendment 1 of Registrant's Registration Statement on Form S-4 (File No. 333-88903) dated October 15, 1999).

              99.1  Press Release of Registrant dated November 19, 1999.



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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            WESTINGHOUSE AIR BRAKE COMPANY



                                            By:    /s/ Robert J. Brooks
                                                   --------------------
                                            Name:  Robert J. Brooks
                                            Title: Chief Financial Officer

Date:  November 30, 1999









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                         WESTINGHOUSE AIR BRAKE COMPANY

                                    FORM 8-K

                        DATE OF REPORT: NOVEMBER 19, 1999


                                  EXHIBIT INDEX

         The following exhibits are filed as part of this current report on Form 8-K:

Exhibit No.                             Document
-----------         ------------------------------------------------------------
99.1                Press Release of Westinghouse Air Brake Company dated
                    November 19, 1999.